                                                                    Exhibit 10.2

     AMENDED AND RESTATED SHORT-TERM CREDIT AGREEMENT and AMENDMENT TO MEDIUM-TERM CREDIT AGREEMENT, dated as of June 26, 2003, among THE CHUBB CORPORATION (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks"), DEUTSCHE BANK SECURITIES INC., and SALOMON SMITH BARNEY INC., as Arrangers, DEUTSCHE BANK AG NEW YORK BRANCH and CITIBANK, N.A. as Swingline Lenders, DEUTSCHE BANK AG NEW YORK BRANCH as Administrative Agent (the "Agent") and CITIBANK, N.A. as Syndication Agent.

                              W I T N E S S E T H:

     WHEREAS certain of the parties hereto have heretofore entered into a Short-Term Credit Agreement dated as of June 26, 2002 (the "Short-Term Agreement") and a Medium-Term Credit Agreement, dated as of June 28, 2002 (the "Medium-Term Agreement" and, together with the Short-Term Agreement, collectively the "Agreements"); and

     WHEREAS the parties hereto desire to amend the Agreements and restate the Short-Term Agreement in its entirety to read as set forth in the Short-Term Agreement as in effect on the date hereof with the amendments specified below.

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Short-Term Agreement shall have the meaning assigned to such term in the Short-Term Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Short-Term Agreement shall from and after the date hereof refer to such Agreement as amended hereby.

     SECTION 2. Amendment to Section 1.01 of the Short-Term Agreement. (a) The definition of "Termination Date" in Section 1.01 of the Short-Term Agreement is deleted and the following is substituted therefor:

     "Termination Date" means, at any time, the later of June 24, 2004 and the most recent date, if any, to which the Termination Date has been extended pursuant to Section 2.19."

     (b) The definition of "Borrower's 2001 Form 10-K" in Section 1.01 of the Short-Term Agreement is amended by replacing the year "2001" wherever it appears therein with "2002".

     SECTION 3. Amendment to Section 9.06(c) of the Agreements. (a) The first sentence in Section 9.06(c) of the Short-Term Agreement is amended to read as follows:

Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part of all (but, in the case of a partial assignment, not less than a part representing a Commitment of $10,000,000), of its rights and obligations under this Agreement and the Notes, and such Assignee shall assume such rights and obligation, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit F hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Agent and each Swingline Lender and the Borrower (which consents shall not be unreasonably withheld); provided that (i) such assignment may, but need not, include rights of the transferor Bank in respect of outstanding Money Market Loans or, in the case of a Bank that is a Swingline Lender, its Swingline Commitment and Swingline Loans and (ii) unless the Borrower otherwise consents, the transferor Bank shall not assign any of its rights and obligations under this Agreement while the Other Credit
Agreement remains in effect without assigning the same percentage of its rights and obligations under the Other Credit Agreement, except that this clause (ii) shall not apply to any transfer required under paragraph (d) of Section 2.19 of this Agreement.

     (b) The first sentence in Section 9.06(c) of the Medium-Term Agreement is amended to read as follows:

Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part of all (but, in the case of a partial assignment, not less than a part representing a Commitment of $10,000,000), of its rights and obligations under this Agreement and the Notes, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit F hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Agent and the Borrower (which consents shall no be unreasonably withheld); provided that (i) such assignment may, but need not, include rights of the transferor Bank in respect of outstanding Money Market Loans and (ii) unless the Borrower otherwise consents, the transferor Bank shall not assign any of its rights and obligations under this Agreement while the Other Credit Agreement remains in effect without assigning the same percentage of its rights and obligations under the Other Credit Agreement, except that this clause (ii) shall not apply to any transfer required under paragraph (d) of Section 2.19 of the Other Credit Agreement.

     SECTION 4. Updated Representations. (a) The reference to "December 31, 2001" in Section 4.04(a) of the Short-Term Agreement is changed to "December 31, 2002".

     (b) The reference to "Borrower's 2001 Form 10-K" in Section 4.04(a) of the Short-Term Agreement is changed to "Borrower's 2002 Form 10-K".

     (c) The references to "March 31, 2002" in Sections 4.04(b) and (c) of the Short-Term Agreement are changed to "March 31, 2003".

     SECTION 5. Changes to Commitments. With effect from and including the date this Amendment and Restatement becomes effective in accordance with Section 8, the Commitment of each Bank (including each Swingline Lender in its capacity as such) under the Short-Term Agreement shall be the amount set forth opposite the name of such Bank on the signature pages hereof. Each Bank that has a Commitment under the Short-Term Agreement as a result of this Amendment and Restatement but that was not a party to the Short-Term Agreement prior to the effectiveness of this Amendment and Restatement shall upon the effectiveness of this Amendment and Restatement, be a party to the Short-Term Agreement with all of the rights and obligations of a Bank thereunder and with the Commitment as set forth herein. The Commitment of each Bank with a Commitment under the Short-Term Agreement prior to the effectiveness of this Amendment and Restatement that will not have a

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Commitment under the Short-Term Agreement after the effectiveness of this
Amendment and Restatement shall terminate upon the effectiveness of this Amendment and Restatement, and such Bank shall no longer be a party to the Short-Term Agreement.

     SECTION 6. Representations and Warranties. The Borrower represents and warrants that as of the date hereof and after giving effect hereto:

     (a) no Default has occurred and is continuing; and

     (b) each representation and warranty of the Borrower set forth in the Short-Term Agreement after giving effect to this Amendment and Restatement is true and correct as though made on and as of such date.

     SECTION 7. Governing Law. This Amendment and Restatement shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 8. Counterparts; Effectiveness. This Amendment and Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and Restatement shall become effective on June 26, 2003; provided that this Amendment and Restatement shall not become effective unless the Agent has received, on or prior to such date, executed counterparts hereof signed by all the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party). The Agent shall promptly notify the Borrower and the Banks of the effectiveness of this Amendment and Restatement, and such notice shall be conclusive and binding on all parties hereto. The extension of the Termination Date under the Short-Term Agreement effected by this Amendment and Restatement shall be without prejudice to the rights of the Borrower set forth in Section 2.19 of the Short-Term Agreement to request future extensions of the Termination Date in accordance with the provisions of such Section.

     IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                                 THE CHUBB CORPORATION,

                                                  By /s/ Philip J. Sempier
                                                     -----------------------
                                                     Name: Philip J. Sempier
                                                     Title: Vice President &
                                                               Treasurer

Commitments
------------


$35,000,000                                  DEUTSCHE BANK AG, NEW YORK BRANCH,

                                                By /s/ Clinton M. Johnson
                                                   ----------------------------
                                                   Name: Clinton M. Johnson
                                                   Title: Managing Director


                                                By /s/ John S. McGill
                                                   ----------------------------
                                                   Name: /s/ John S. McGill
                                                   Title: Director

35,000,000                                             CITIBANK, N.A.,


                                                    By /s/ Maria G. Hackley
                                                       ---------------------
                                                       Name: Maria G. Hackley
                                                       Title: Managing Director

$30,000,000                               THE BANK OF NEW YORK


                                          By /s/ Jimmy Tse
                                             -----------------------------------
                                             Name:  Jimmy Tse
                                             Title: Vice President

$20,000,000                               THE BANK OF NOVA SCOTIA


                                          By /s/ J.W. Campbell
                                             -----------------------------------
                                             Name:  J.W. Campbell
                                             Title: Managing Director and
                                                    Unit Head

$20,000,000                               ABN AMRO BANK N.V.


                                          By /s/ Neil R. Stein
                                             -----------------------------------
                                             Name:  Neil R. Stein
                                             Title: Group Vice President


                                          By /s/ Michael DeMarco
                                             -----------------------------------
                                             Name:  Michael DeMarco
                                             Title: Assistant Vice President

$20,000,000                               MELLON BANK, N.A.


                                          By /s/ Maria E. Totin
                                             -----------------------------------
                                             Name:  Maria E. Totin
                                             Title: Assistant Vice President

$20,000,000                               WACHOVIA BANK, NATIONAL ASSOCIATION


                                          By /s/ Kimberly Shaffer
                                             -----------------------------------
                                             Name:  Kimberly Shaffer
                                             Title: Director

$20,000,000                               HSBC BANK USA


                                          By /s/ Anthony C. Valencourt
                                             -----------------------------------
                                             Name:  Anthony C. Valencourt
                                             Title: Senior Vice President

$20,000,000                               JP MORGAN CHASE BANK


                                          By /s/ Marybeth Mullen
                                             -----------------------------------
                                             Name:  Marybeth Mullen
                                             Title: Vice President

$15,000,000                               FLEET NATIONAL BANK


                                          By /s/ Scott F. Davis
                                             -----------------------------------
                                             Name:  Scott F. Davis
                                             Title: Senior Associate

$15,000,000                               STATE STREET BANK AND TRUST COMPANY


                                          By /s/ Edward M. Anderson
                                             -----------------------------------
                                             Name:  Edward M. Anderson
                                             Title: Vice President

                                          DEUTSCHE BANK AG NEW YORK BRANCH,
                                          as Agent,


                                          By /s/ Clinton M. Johnson
                                             -----------------------------------
                                             Name:  Clinton M. Johnson
                                             Title: Managing Director


                                          By /s/ John S. McGill
                                             -----------------------------------
                                             Name:  John S. McGill
                                             Title: Director